UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247
(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO – 3777 West Fork Road, Cincinnati, Ohio 45247
(Name and address of agent for service)

Registrant’s telephone number, including area code:           513-661-3100

Date of fiscal year end:           12/31/03

Date of reporting period:           12/31/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Insert annual or semi-annual report.

Annual Report	December 31, 2003

JOHNSON

Mutual Funds

◆	JIC Institutional Bond Fund I
◆	JIC Institutional Bond Fund II
◆	JIC Institutional Bond Fund III

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS	December 31, 2003

OUR MESSAGE TO YOU

February 25, 2004

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds 2003 Annual Report. On the next several pages, we have provided commentary on the performance of each of the Funds for the year as well as the relative performance compared to appropriate indices. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The high returns posted on bond portfolios in recent years slowed somewhat in 2003 but fixed income investments still managed to post respectable returns with the Lehman Aggregate Index gaining 4.1%. Although, the Federal Reserve has recently reaffirmed that it is trying to hold interest rates despite the advancing economy, we expect interest rates to increase later this year with the effects of possible inflation in the economic landscape.

Heading into 2004, we are still optimistic about the economy and the financial markets. The economic recovery continues to strengthen and broaden as evidenced by increases in employment. Corporate profits are expected to grow at rates similar to last year, which should provide further upside to the economy. The advancing economy may show some vulnerability towards the end of 2004 as special tax advantages expire at about the time of the presidential election. However, it is expected that the Federal Reserve will focus its attention on reducing unemployment and will be committed to not raising interest rates unless the economy grows too quickly. Any rate adjustments by the Federal Reserve would put some pressure on the bond markets.

There has been considerable press on the subject of late trading and market timing in the mutual fund industry during the past several months. We want you to be assured that Johnson Mutual Funds has no relationships with any intermediary that could possibly submit trades for processing that were actually received or determined after 4:00 p.m., when the Funds are closed for purchases and redemptions. Additionally, Johnson Mutual Funds monitors transaction activity for short-term trading or market timing which would adversely affect mutual fund shareholders. We are committed to the best interest of each and every shareholder and will not wane from our commitment to help you meet your long term financial goals. As always, thanks for your confidence in us and please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or to obtain counsel and information for your investment needs.

Sincerely,

Timothy E. Johnson

PERFORMANCE REVIEW — DECEMBER 31, 2003

JIC INSTITUTIONAL BOND FUND I

The JIC Institutional Bond Fund I had a total return of 2.66% for 2003 compared with 2.75% for the Merrill Lynch 1-3 Year Government Corporate Index and 2.29% for the Merrill Lynch 1-3 Year no BBB Government Corporate Index. The corporate bond emphasis of the Fund was beneficial as corporate bond yield spreads contracted with improving economic conidtions throughout the year. However, the Fund’s lack of BBB-rated bonds detracted from performance as this was the strongest performing rating category.

We believe the Fund is well positioned to benefit from the economic environment that appears to be unfolding for 2004. With expectations for a strong economy, the bond market environment should consist of modestly higher rates and an improving situation for corporate bonds. We will shorten duration on opportunities to ensure principal protection, and contracting corporate bond yield spreads should benefit the Fund’s bond allocation.

The Fund maintains its focus on high quality securities. Each security in the Fund is rated “A” or higher as indicated in the Quality Allocation chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

Income and capital preservation are the objectives of the JIC Institutional Bond Fund I and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. (1) Inception of the JIC Institutional Bond Fund I was August 31, 2000. The Merrill Lynch 1-3 Gov’t/Corp Index is the established benchmark and the Merrill Lynch 1-3 Gov’t/Corp (No BBB) is a supplementary benchmark.

PERFORMANCE REVIEW — DECEMBER 31, 2003

JIC INSTITUTIONAL BOND FUND II

The JIC Institutional Bond Fund II had a total return of 3.08% for 2003 compared with 4.26% for the Merrill Lynch 3-5 Year Government Corporate Index and 2.69% for the Merrill Lynch 1-5 Year no BBB Government Corporate Index. The corporate bond emphasis of the Fund was beneficial as corporate bond yield spreads contracted with improving economic conditions throughout the year. However, the Fund’s lack of BBB-rated bonds detracted from performance as this was the strongest performing rating category.

The defensive maturity structure of the Fund also detracted from 2003 performance. The Fund’s maturity structure was purposefully defensive against rising interest rates (shorter duration) which cost the Fund additional yield in the steep yield curve environment. When the yield curve is steep, investors are compensated heavily in additional yield for extending maturities. However, we remain committed to ensuring as much principal stability as possible in this low interest rate environment (without sacrificing market yields) to guard against what we believe is an inevitable rise in rates.

We believe the environment will be favorable for the JIC Institutional Bond Fund II in 2004. The Fund’s emphasis on corporate bonds should be beneficial with continued economic strength. Also, the aforementioned defensive maturity structure should ensure relative principal stability in a rising interest rate environment.

The Fund maintains its focus on high quality securities. Each security in the Fund is rated “A” or higher as indicated in the Quality Allocation chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

Income and capital preservation are the objectives of the JIC Institutional Bond Fund II and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. (1) Inception of the JIC Institutional Bond Fund II was August 31, 2000. The Merrill Lynch 3-5 Gov’t/Corp Index is the established benchmark and the Merrill Lynch 1-5 Gov’t/Corp (No BBB) is a supplementary benchmark.

PERFORMANCE REVIEW — DECEMBER 31, 2003

JIC INSTITUTIONAL BOND FUND III

The JIC Institutional Bond Fund III had a total return of 3.67% for 2003 compared with 5.57% for the Merrill Lynch 5-7 Year Government Corporate Index and 3.10% for the Merrill Lynch 1-10 Year no BBB Government Corporate Index. The corporate bond emphasis of the Fund was beneficial as corporate bond yield spreads contracted with improving economic conditions throughout the year. However, the Fund’s lack of BBB-rated bonds detracted from performance as this was the strongest performing rating category.

The defensive maturity structure of the Fund also detracted from 2003 performance. The Fund’s maturity structure was purposefully defensive against rising interest rates (shorter duration) which cost the Fund additional yield in the steep yield curve environment. When the yield curve is steep, investors are compensated heavily in additional yield for extending maturities. However, we remain committed to ensuring as much principal stability as possible in this low interest rate environment (without sacrificing market yields) to guard against what we believe is an inevitable rise in rates.

We believe that the environment will be favorable for the JIC Institutional Bond Fund III in 2004. The Fund’s emphasis on corporate bonds should be beneficial with continued economic strength. Also, the aforementioned defensive maturity structure should ensure relative principal stability in a rising interest rate environment.

The Fund maintains its focus on high quality securities. Each security in the Fund is rated “A” or higher as indicated in the Quality Allocation chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

Income and capital preservation are the objectives of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. (1) Inception of the JIC Institutional Bond Fund III was August 31, 2000. The Merrill Lynch 5-7 Gov’t/Corp Index is the established benchmark and the Merrill Lynch 1-10 Gov’t/Corp (No BBB) is a supplementary benchmark.

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2003

Fixed Income Securities — Bonds

	Face Value	Dollar Value
Finance
American General Finance Senior Notes, 6.750% Due 11/15/04	1,000,000	1,043,750
Bank One Corporation, 6.875%, Due 8/01/06	325,000	359,530
Bank of America, 7.125% Due 5/01/06	1,000,000	1,107,500
BB & T Corporation Subordinated Notes, 7.250% Due 6/15/07	1,048,000	1,196,030
Citicorp, 7.125% Due 5/15/06	1,080,000	1,197,450
Countrywide Funding, 6.875% Due 9/15/05	500,000	539,375
Household Finance Corporation, 6.000% Due 5/01/04	1,000,000	1,015,000
Merrill Lynch and Company, 6.000% Due 11/15/04	1,000,000	1,038,750
NBD Bancorp, 7.125% Due 5/15/07	625,000	704,688
Torchmark Corporation Notes, 6.250%, Due 12/15/06	1,000,000	1,102,500
Wells Fargo & Company, 3.750% Due 10/15/07	1,190,000	1,206,362
Wells Fargo & Company, 7.250% Due 8/24/05	1,000,000	1,086,250

Total Finance: 24.2%.		$11,597,185
Industrial
ALCOA, Inc., 7.250% Due 8/01/05	750,000	813,750
BP Capital Markets, PLC, 4.000% Due 4/29/05	500,000	516,250
Bristol Myers Squibb Notes, 4.750% Due 10/01/06	1,500,000	1,586,250
Cardinal Health Notes, 4.450% Due 6/30/05	500,000	518,750
Conoco Funding Company, 5.450% Due 10/15/06	750,000	804,375
Dover Corporation Notes, 6.450% Due 11/15/05	1,000,000	1,078,750
Dupont EI Nemours, 6.750% Due 10/15/04	1,000,000	1,041,250
Emerson Electric Company, 7.875% Due 6/01/05	1,000,000	1,083,750
First Data Corporation Notes, 4.700% Due 11/01/06	1,000,000	1,055,000
General Electric Capital Corporation Notes, 5.000% Due 2/15/07	2,000,000	2,127,500
Gillette Company Notes, 3.500% Due 10/15/07	1,000,000	1,007,500
Pacific Bell Debentures, 6.875% Due 8/15/06	1,000,000	1,112,500

Total Industrial: 26.6%		$12,745,625
Utilities
GTE California, Inc., 7.650% Due 3/15/07	730,000	824,900
National Rural Utilities, 6.650% Due 10/01/05	1,000,000	1,077,500

Total Utilities: 4.0%		$1,902,400
United States Government Agency Obligations
Federal Home Loan Bank, 5.375% Due 2/15/06	2,500,000	2,668,750
Federal Home Loan Bank, 2.500% Due 11/10/05	1,500,000	1,500,000
Federal Home Loan Mortgage Corporation, 3.150% Due 8/25/06	2,500,000	2,506,250
Federal Home Loan Mortgage Corporation, 5.250% Due 5/10/07	3,000,000	3,045,000
Federal National Mortgage Association, 3.500% Due 1/28/08	2,500,000	2,500,000
Federal National Mortgage Association, 3.500% Due 10/15/07	725,000	726,813
Federal National Mortgage Association, 3.700% Due 11/1/07	3,000,000	3,048,750

Total United States Government Agency Obligations: 33.4%		$15,995,563

The accompanying notes are an integral part of the financial statements.

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2003

Fixed Income Securities — Bonds

	Face Value	Dollar Value
United States Government Treasury Obligations
United States Treasury Note, 7.250% Due 5/15/04	1,000,000	1,022,812
United States Treasury Note, 7.875% Due 11/15/04	1,000,000	1,057,227
United States Treasury Note, 6.500% Due 10/15/06	1,500,000	1,670,801

Total United States Government Treasury Obligations: 7.7%		$3,750,840
Total Fixed Income — Bonds: 95.9%		$45,991,613
(Fixed Income Identified Cost $44,925,404)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.47% yield *		1,134,496

Total Cash Equivalents: 2.4%		$1,134,496
(Cash Equivalents Identified Cost $1,134,496)
Total Portfolio Value: 98.3%		$47,126,109
(Total Portfolio Identified Cost $46,059,900)
Other Assets Less Liabilities 1.7%		$819,702
Total Net Assets 100.0%		$47,945,811

* Variable rate security, the coupon rate shown represents the rate at December 31, 2003.

The accompanying notes are an integral part of the financial statements.

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2003

Fixed Income Securities — Bonds

	Face Value	Dollar Value
Finance
Allstate Corporation, 7.200% Due 12/01/09	500,000	583,125
American Express, 6.875% Due 11/01/05	500,000	544,375
American General Finance Senior Notes, 6.750% Due 11/15/04	500,000	521,875
Bank of America Subordinated Notes, 7.800% Due 2/15/10	1,000,000	1,188,750
Citicorp, 7.125% Due 5/15/06	500,000	554,375
Countrywide Funding, 5.450%, Due 9/15/05	500,000	539,375
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,258,750
Household Finance Corporation, 6.000% Due 5/01/04	500,000	507,500
Marsh & McLennan Companies, 7.125% Due 6/15/09	500,000	576,250
Merrill Lynch, 7.125%, Due 9/14/07	1,000,000	1,012,500
NBD Bancorp, 3.375% Due 5/15/07	750,000	845,625
Progressive Corporation Senior Notes, 6.375% Due 1/15/12	640,000	705,600
Torchmark Corporation Notes, 6.250% Due 12/15/06	750,000	826,875
Wells Fargo & Company, 7.250% Due 8/24/05	900,000	977,625
Weingarten Realty, 6.840% Due 11/04/07	500,000	560,625

Total Finance: 23.6%		$11,203,225
Industrial
ALCOA, Inc., 7.250% Due 8/01/05	500,000	542,500
Allied Signal, 6.200% Due 2/01/08	500,000	545,625
Becton Dickinson, 7.150% Due 10/01/09	1,000,000	1,167,500
BP Capital Markets, PLC, 4.000% Due 4/29/05	500,000	516,250
Bristol Myers Squibb Notes, 4.750% Due 10/01/06	1,000,000	1,057,500
Cardinal Health Notes, 4.450% Due 6/30/05	500,000	518,750
Conoco Funding Company, 5.450% Due 10/15/06	500,000	536,250
Dayton Hudson Corporation, 9.625% Due 2/01/08	380,000	459,800
Dell, Inc., 6.550%, Due 4/15/05	500,000	558,750
Dover Corporation Notes, 6.450% Due 11/15/05	500,000	539,375
Dupont EI Nemours, 6.750% Due 10/15/04	500,000	520,625
Emerson Electric Company, 7.875% Due 6/01/05	500,000	541,875
First Data Corporation Notes, 4.700% Due 11/01/06	750,000	791,250
General Electric Capital Corporation Notes, 6.000% Due 6/15/12	1,000,000	1,085,000
Gillette Company, 3.500% Due 10/15/07	1,000,000	1,007,500
Gillette Company, 5.750% Due 10/15/05	500,000	531,250
Lowes Companies, Inc., 8.250% Due 6/01/10	390,000	475,312
McDonald’s Corporation, 5.950% Due 1/15/08	425,000	459,531
PPG Industries, 6.875% Due 8/01/05	500,000	531,875
Target Corporation, 6.350% Due 1/15/11	400,000	446,500
Wal-Mart Stores, 6.875% Due 8/10/09	500,000	576,250

Total Industrial: 28.2%		$13,409,268

The accompanying notes are an integral part of the financial statements.

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2003

Fixed Income Securities — Bonds

	Face Value	Dollar Value
Utilities
Baltimore Gas & Electric, 6.625% Due 3/15/08	500,000	556,875
Bellsouth Capital Funding, 7.750% Due 2/15/10	500,000	590,625
GTE Corporation, 7.510% Due 4/01/09	500,000	575,000
National Rural Utilities, 5.700% Due 1/15/10	500,000	543,750

Total Utilities: 4.8%		$2,266,250
United States Government Agency Obligations
Federal Home Loan Bank, 2.500% Due 11/10/05	2,000,000	2,000,000
Federal Home Loan Bank, 6.375% Due 8/15/06	2,000,000	2,198,138
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,616,250
Federal Home Loan Mortgage Corp., 3.150%, Due 8/25/06	2,000,000	2,005,000
Federal Home Loan Mortgage Corp., 3.400%, Due 9/25/06	200,000	201,000
Federal National Mortgage Association, 3.500% Due 10/15/07	1,000,000	1,002,500
Federal National Mortgage Association, 3.700% Due 11/01/07	2,000,000	2,032,500
Federal National Mortgage Association, 5.125% Due 2/13/04	2,000,000	2,009,084

Total United States Government Agency Obligations: 27.5%		$13,064,472
United States Government Treasury Obligations
United States Treasury Note, 5.500% Due 2/15/08	500,000	551,250
United States Treasury Note, 5.875% Due 2/15/04	500,000	502,891
United States Treasury Note, 7.250% Due 5/15/04	2,000,000	2,045,624
United States Treasury Note, 6.625% Due 5/15/07	500,000	565,879
United States Treasury Note, 7.000% Due 7/15/06	1,000,000	1,120,117
Tennessee Valley Authority, 6.375%, Due 6/15/05	1,500,000	1,599,375

Total United States Government Treasury Obligations: 13.4%		$6,385,136
Total Fixed Income — Bonds: 97.5%		$46,328,351
(Fixed Income Identified Cost $44,379,225)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.47% yield *		328,933

Total Cash Equivalents: 0.7%		$328,933
(Cash Equivalents Identified Cost $328,933)
Total Portfolio Value: 98.2%		$46,657,284
(Total Portfolio Identified Cost $44,708,158)
Other Assets Less Liabilities 1.8%		$865,290
Total Net Assets 100.0%		$47,522,574

* Variable rate security, the coupon rate shown represents the rate at December 31, 2003.

The accompanying notes are an integral part of the financial statements.

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2003

Fixed Income Securities — Bonds

	Face Value	Dollar Value
Finance
Allstate Corporation, 7.200% Due 12/01/09	500,000	583,125
American Express, 6.875% Due 11/01/05	500,000	544,375
American General Corporation, 7.500% Due 8/11/10	500,000	598,125
American General Finance Senior Notes, 6.750% Due 11/15/04	500,000	521,875
American General Finance, 8.125% Due 8/15/09	500,000	598,125
Bank of America Subordinated Notes, 7.800% Due 2/15/10	1,000,000	1,188,750
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,258,750
General Electric Capital Corporation, 6.000% Due 6/15/12	1,000,000	1,085,000
Household Finance Corporation Global Issue, 6.000% Due 5/01/04	500,000	507,500
Marsh & McLennan Companies, 7.125% Due 6/15/09	500,000	576,250
Mellon Financial, 6.700% Due 3/01/08	500,000	561,250
Merrill Lynch, 3.375% Due 9/14/07	750,000	759,375
National City Bank, 6.250% Due 3/15/11	500,000	561,250
Progressive Corporation Senior Notes, 6.375% Due 1/15/12	500,000	551,250
Suntrust Banks Inc., 7.750% Due 5/01/10	500,000	598,750
Weingarten Realty, 6.840% Due 11/17/07	500,000	560,625
Wells Fargo & Company, 7.250% Due 8/24/05	500,000	543,125

Total Finance: 27.7%		$11,597,500
Industrial
ALCOA, Inc., 7.250% Due 8/01/05	500,000	542,500
Allied Signal, 6.200% Due 2/01/08	500,000	545,625
BP Capital Markets, PLC, 4.000% Due 4/29/05	500,000	516,250
Bristol Myers Squibb Notes, 4.750% Due 10/01/06	1,000,000	1,057,500
Cardinal Health Notes, 4.450% Due 6/30/05	500,000	518,750
Dayton Hudson Corporation, 9.625% Due 2/01/08	380,000	459,800
Dell, Inc., 6.550%, Due 4/15/08	500,000	558,750
Delta Airlines Series 02-1 (MBIA Insured), 6.417%, Due 7/02/12	400,000	428,741
Dover Corporation Notes, 6.450% Due 11/15/05	500,000	539,375
Dupont EI Nemours, 6.750% Due 10/15/04	500,000	520,625
Eli Lilly & Company, 8.375% Due 12/01/06	500,000	581,250
Emerson Electric Company, 7.875% Due 6/01/05	500,000	541,875
Gillette Company, 5.750% Due 10/15/05	500,000	531,250
Lowes Companies, Inc., 8.250% Due 6/01/10	500,000	609,375
McDonald’s Corporation, 8.875% Due 4/01/11	500,000	634,375
Target Corporation, 6.350% Due 1/15/11	400,000	446,500
Texaco Capital, 6.000% Due 6/15/05	500,000	531,250
Wal-Mart Stores, 6.875% Due 8/10/09	500,000	576,250
Washington Post, 5.500% Due 2/15/09	500,000	543,125

Total Industrial: 25.5%		$10,683,166
Utilities
Bellsouth Capital Funding, 7.750% Due 2/15/10	500,000	590,625
GTE Corporation, 7.510% Due 4/01/09	500,000	575,000
National Rural Utilities, 5.700% Due 1/15/10	500,000	543,750

Total Utilities: 4.1%		$1,709,375

The accompanying notes are an integral part of the financial statements.

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2003

Fixed Income Securities — Bonds

	Face Value	Dollar Value
United States Government Agency Obligations
Federal Home Loan Bank, 3.125% Due 8/15/07	500,000	501,250
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,616,250
Federal Home Loan Bank, 5.500% Due 12/11/13	1,000,000	1,058,777
Federal Home Loan Bank, 7.605% Due 2/25/15	500,000	591,250
Federal Home Loan Mortgage Corp., 5.125% Due 10/15/08	500,000	536,181
Federal Home Loan Mortgage Corp., 5.950% Due 1/19/06	1,000,000	1,078,492
Federal National Mortgage Association, 5.250% Due 1/15/09	500,000	538,121
Student Loan Mortgage Association, 7.375% Due 8/01/11	500,000	595,625

Total United States Government Agency Obligations: 15.6%		$6,515,946
United States Government Agency Obligations — Mortgage Backed Securities
Federal Home Loan Mortgage Corp., Series 2513, 5.500% Due 9/15/13	1,838,490	1,902,124
Federal Home Loan Mortgage Corp., Series 2517, 5.000% Due 5/15/13	1,835,914	1,880,411
Federal National Mortgage Association DUS Pool 385365, 4.970% Due 8/01/09	1,000,000	1,033,750
Government National Mortgage Association, 5.500% Due 2/15/17	716,990	747,910

Total United States Government Agency Obligations — Mortgage Backed Securities: 13.2%		$5,564,195
United States Government Treasury Obligations
United States Treasury Note, 5.000% Due 8/15/11	1,500,000	1,605,234
United States Treasury Note, 5.500% Due 2/15/08	1,000,000	1,102,500
United States Treasury Note, 6.500% Due 2/15/10	1,000,000	1,162,031
United States Treasury Note, 7.000% Due 7/15/06	500,000	560,059

Total United States Government Treasury Obligations: 10.5%		$4,429,824
Total Fixed Income — Bonds: 96.6%		$40,500,006
(Fixed Income Identified Cost $37,787,817)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.47% yield *		657,518

Total Cash Equivalents: 1.6%		$657,518
(Cash Equivalents Identified Cost $657,518)
Total Portfolio Value: 98.2%		$41,157,524
(Total Portfolio Identified Cost $38,445,335)
Other Assets Less Liabilities 1.8%		$745,395
Total Net Assets 100.0%		$41,902,919

* Variable rate security, the coupon rate shown represents the rate at December 31, 2003.

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2003

     Statement of Assets and Liabilities

	Bond Funds
	Institutional	Institutional	Institutional
	Bond Fund I	Bond Fund II	Bond Fund III
	Year Ended	Year Ended	Year Ended
	12/31/03	12/31/03	12/31/03
Assets:
Investment Securities at Market Value*	$47,126,109	$46,657,284	$41,157,524
Dividends and Interest Receivable	$520,482	$612,187	$560,180
Fund Shares Sold Receivable	$311,346	$265,073	$195,899

Total Assets	$47,957,937	$47,534,544	$41,913,603
Liabilities:
Accrued Management Fees	$12,126	$11,970	$10,684

Total Liabilities	$12,126	$11,970	$10,684
Net Assets	$47,945,811	$47,522,574	$41,902,919
Net Assets Consist of:
Paid in Capital	$47,847,325	$45,572,603	$3,919,037
Undistributed Net Investment Income	($20)	$565	$363
Undistributed Net Realized Gain (Loss) from Security Transactions	($967,703)	$280	$0
Net Unrealized Gain (Loss) on Investments	$1,066,209	$1,949,126	$2,712,189

Net Assets	$47,945,811	$47,522,574	$6,631,589
Shares Outstanding	3,185,056	3,030,246	2,627,424
Offering, Redemption and Net Asset Value Per Share	$15.05	$15.68	$15.95
*Identified Cost of Securities	$46,059,900	$44,708,158	$38,445,335

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2003

     Statement of Operations

	Bond Funds
	Institutional	Institutional	Institutional
	Bond Fund I	Bond Fund II	Bond Fund III
	Year Ended	Year Ended	Year Ended
	12/31/03	12/31/03	12/31/03
Investment Income:
Interest	$2,034,589	$2,260,315	$2,182,534

Total Investment Income	$2,034,589	$2,260,315	$2,182,534
Expenses:
Management Fee	$141,267	$138,660	$125,036

Total Expenses	$141,267	$138,660	$125,036
Net Investment Income	$1,893,322	$2,121,655	$2,057,498
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	($18,453)	$325,037	$372,822
Net Unrealized Gain (Loss) on Investments	($617,829)	($1,007,405)	($929,058)

Net Gain (Loss) on Investments	($636,282)	($682,368)	($556,236)
Net Increase (Decrease) in Assets from Operations	$1,257,040	$1,439,287	$1,501,262

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2003

Statement of Changes in Net Assets

	Bond Funds
	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/03	12/31/02	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net Investment Income	$1,893,322	$2,278,219	$2,121,655	$2,458,867	$2,057,498	$2,260,153
Net Realized Gain (Loss) from Security Transactions	($18,453)	($941,004)	$325,037	$637,415	$372,822	$452,734
Net Unrealized Gain (Loss) on Investments	($617,829)	$1,367,826	($1,007,405)	$781,294	($929,058)	$1,655,345

Net Increase (Decrease) in Assets from Operations	$1,257,040	$2,705,041	$1,439,287	$3,877,576	$1,501,262	$4,368,232
Distributions to Shareholders:
Net Investment Income	($1,893,589)	($2,279,220)	($2,121,613)	($2,458,421)	($2,057,415)	($2,260,099)
Net Realized Gain from Security Transactions	$0	$0	($234,042)	$0	($299,356)	$0

Net (Decrease) in Assets from Distributions	($1,893,589)	($2,279,220)	($2,355,655)	($2,458,421)	($2,356,771)	($2,260,099)
Capital Share Transactions:
Proceeds From Sale of Shares	$12,379,269	$7,949,600	$9,721,423	$5,914,808	$7,556,229	$5,318,220
Net Asset Value of Shares Issued on Reinvestment of Dividends/Gains	$0	$0	$234,042	$0	$299,356	$0
Cost of Shares Redeemed	($8,765,868)	($8,727,814)	($6,669,004)	($8,284,967)	($6,295,973)	($7,776,556)

Net Increase (Decrease) in Assets from Capital Share Transactions	$3,613,401	($778,214)	$3,286,461	($2,370,159)	$1,559,612	($2,458,336)
Net Change in Net Assets	$2,976,852	($352,393)	$2,370,093	($951,004)	$704,103	($350,203)
Net Assets at Beginning of Period	$44,968,959	$45,321,352	$45,152,481	$46,103,485	$41,198,816	$41,549,019

Net Assets at End of Period	$47,945,811	$44,968,959	$47,522,574	$45,152,481	$41,902,919	$41,198,816

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Period:

	Year ended	Year ended	Year ended	8/31/00 to
	12/31/03	12/31/02	12/31/2001	12/31/00
Net Asset Value Beginning of Period	$15.26	$15.11	$15.21	$15.00
Operations:
Net Investment Income	$0.61	$0.75	$0.91	$0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	($0.21)	$0.15	($0.10)	$0.21

Total Operations	$0.40	$0.90	$0.81	$0.48
Distributions:
Dividends from Net Investment Income	($0.61)	($0.75)	($0.91)	($0.27)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00

Total Distributions	($0.61)	($0.75)	($0.91)	($0.27)
Net Asset Value at End of Period	$15.05	$15.26	$15.11	$15.21
Total Return	2.66%	6.14%	5.42%	3.23%
Net Assets End of Period (Millions)	$47.95	$44.97	$45.34	$49.43
Ratios
Ratio of Expenses to Average Net Assets (1)	0.30%	0.30%	0.30%	0.30%
Ratio of Net Income to Average Net Assets (1).	4.03%	4.98%	5.89%	6.88%
Portfolio Turnover Rate	34.12%	56.13%	34.18%	4.04%

(1)	Ratios annualized in 2000.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Period:

	Year ended	Year ended	Year ended	8/31/00 to
	12/31/03	12/31/02	12/31/2001	12/31/00
Net Asset Value Beginning of Period .	$16.00	$15.51	$15.40	$15.00
Operations:
Net Investment Income	$0.73	$0.84	$0.93	$0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	($0.24)	$0.49	$0.11	$0.40

Total Operations	$0.49	$1.33	$1.04	$0.67
Distributions:
Dividends from Net Investment Income	($0.73)	($0.84)	($0.93)	($0.27)
Distributions from Net Realized Capital Gains	($0.08)	$0.00	$0.00	$0.00

Total Distributions	($0.81)	($0.84)	($0.93)	($0.27)
Net Asset Value at End of Period	$15.68	$16.00	$15.51	$15.40
Total Return	3.08%	8.85%	6.86%	4.49%
Net Assets End of Period (Millions)	$47.52	$45.15	$46.12	$48.02
Ratios
Ratio of Expenses to Average Net Assets (1)	0.30%	0.30%	0.30%	0.30%
Ratio of Net Income to Average Net Assets (1)	4.59%	5.37%	5.89%	6.77%
Portfolio Turnover Rate	31.97%	35.85%	12.03%	0.51%

(1)	Ratios annualized in 2000.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Period:

	Year ended	Year ended	Year ended	8/31/00 to
	12/31/03	12/31/02	12/31/2001	12/31/00
Net Asset Value Beginning of Period	$16.28	$15.49	$15.42	$15.00
Operations:
Net Investment Income	$0.80	$0.86	$0.94	$0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	($0.21)	$0.79	$0.07	$0.42

Total Operations	$0.59	$1.65	$1.01	$0.70
Distributions:
Dividends from Net Investment Income	($0.80)	($0.86)	($0.94)	($0.28)
Distributions from Net Realized Capital Gains	($0.12)	$0.00	$0.00	$0.00

Total Distributions	($0.92)	($0.86)	($0.94)	($0.28)
Net Asset Value at End of Period	$15.95	$16.28	$15.49	$15.42
Total Return	3.67%	10.97%	6.65%	4.72%
Net Assets End of Period (Millions)	$41.90	$41.20	$41.55	$43.41
Ratios
Ratio of Expenses to Average Net Assets (1)	0.30%	0.30%	0.30%	0.30%
Ratio of Net Income to Average Net Assets (1)	4.94%	5.44%	5.98%	7.09%
Portfolio Turnover Rate	20.20%	36.53%	17.26%	2.79%

(1)	Ratios annualized in 2000.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1) Organization:
 The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III are each diversified series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital.

2) Summary of Significant Accounting Policies:
Security Valuation and Transactions:
 The investments in securities are carried at market value. Valuation is determined as of 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
 Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method.

Income Taxes:
 It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year , each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Distributions:
 Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to realized gains and/or paid-in-capital.

Distribution to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

3) Investment Advisory Agreement:
 The investment advisory agreement provides that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III paid the Adviser a management fee at the annual rate of 0.30% of each Fund’s average daily net assets, which was accrued daily and paid monthly.

The Adviser received management fees for the period January 1 — December 31, 2003 as indicated below.

Fund	Fee	Fee
JIC Institutional Bond Fund I	0.30%	$141,267
JIC Institutional Bond Fund II	0.30%	$138,660
JIC Institutional Bond Fund III	0.30%	$125,036

The above description applies to the investment advisory agreements in effect prior to December 18, 2001, as well as those in effect on or after that date. On December 18, 2001, the shareholders approved new agreements between the Adviser and the respective Funds after the acquisition of the assets of the Johnson Investment Counsel, Inc. by a corporation formed by a group of its employees. The new agreements are identical in all material aspects to the old agreements, with the exception of the dates of execution, effectiveness and termination.

NOTES TO THE FINANCIAL STATEMENTS

4) Related Party Transactions:
 All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Each of the three independent Trustees received compensation during the 12 months ending December 31, 2003 of $6,000 for his responsibilities as Trustee and has received no additional compensation from the Trust. Total Compensation for the Trustees, as a group was $18,000 for the period and as a group they received no additional compensation from the Trust. The Trust consists of eight Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2003, Covie and Company could be deemed to beneficially own (because of its control or discretion over) in aggregate more than 25% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

5) Purchases and Sales of Securities:

During January 1 through December 31, 2003, purchases and sales of investment securities aggregated:

	Investment Securities Other Than
	Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$7,294,614	$8,000,000	$10,086,544	$7,500,000
JIC Institutional Bond Fund II	$7,845,651	$4,920,762	$9,770,926	$9,322,427
JIC Insitutional Bond Fund III	$4,379,421	$2,526,385	$5,505,930	$5,623,438

6) Capital Share Transactions:
 As of December 31, 2003, there were an unlimited number of capital shares authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder’s check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

Capital Share Transactions for the Period January 1 —December 31, 2003:

	JIC Institutional	JIC Institutional	JIC Institutional
	Bond Fund I	Bond Fund II	Bond Fund III
Shares Sold to Investors	815,201	611,178	466,141
Shares Issued on Reinvestment Dividends	0	14,926	18,768

Subtotal	815,201	626,104	484,909
Shares Redeemed	(577,661)	(418,754)	(387,531)

Net Increase/Decrease During Period	237,540	207,350	97,378
Shares Outstanding:
December 31, 2002 (Beginning of Period)	2,947,516	2,822,896	2,530,046
December 31, 2003 (End of Period)	3,185,056	3,030,246	2,627,424

7) Security Transactions:
For Federal income tax purposes, the cost of investments owned on December 31, 2003 was the same as identified cost. As of December 31, 2003 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

			Net
			Appreciation
Fund	Appreciation	(Depreciation)	(Depreciation)
JIC Institutional Bond Fund I	$1,112,825	($46,616)	$1,066,209
JIC Institutional Bond Fund II	$1,955,982	($6,856)	$1,949,126
JIC Institutional Bond Fund III	$2,751,373	($39,184)	$2,712,189

NOTES TO THE FINANCIAL STATEMENTS

8) Estimates:
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9) Net Investment Income and Net Realized Capital Losses:

As of December 31, 2003, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009, ($941,004) expiring in 2010 and ($18,453) expiring in 2011. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

10) Distributions to Shareholders:
Johnson Institutional Bond Fund I

The tax character of distributions paid is as follows:	2003	2002
Distributions paid from:
Undistributed Ordinary Income	1,893,589	2,279,220
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	1,893,589	2,279,220

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)	(20)
Undistributed Long-Term Capital Gain	(967,703)
Unrealized Appreciation/(Depreciation)	1,066,209

Total distributable earnings on a tax basis	98,486

Johnson Institutional Bond Fund II

The tax character of distributions paid is as follows:	2003	2002
Distributions paid from:
Undistributed Ordinary Income	2,121,613	2,458,421
Undistributed Long-Term Capital Gain	234,042	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	2,355,655	2,458,421

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)	565
Undistributed Long-Term Capital Gain	280
Unrealized Appreciation/(Depreciation)	1,949,126

Total distributable earnings on a tax basis	1,949,971

Johnson Institutional Bond Fund III

The tax character of distributions paid is as follows:	2003	2002
Distributions paid from:
Undistributed Ordinary Income	2,057,415	2,260,099
Undistributed Long-Term Capital Gain	299,356	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	2,356,771	2,260,099

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)	363
Undistributed Long-Term Capital Gain	0
Unrealized Appreciation/(Depreciation)	2,712,189

Total distributable earnings on a tax basis	2,704,170

11) Code of Ethics

The Trust’s Code of Ethics is available on request without charge, please call for your copy at 513-661-3100 or 1-800-541-0170. Or write us at:

Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio 45247

INDEPENDENT AUDITOR’S REPORT

To The Shareholders and Board of Trustees
Johnson Mutual Funds Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III (three of the portfolios constituting the Johnson Mutual Funds Trust (“the Trust”)) as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Johnson Mutual Funds Trust as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA’s, Inc.
Westlake, Ohio
January 13, 2004

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees.

				Number of	Other
				Portfolios	Directorships
		Term of Office	Principal	Overseen	Held
Name, Address	Current Position	and Length of	Occupation	within Fund	Outside Fund
and Age	Held with Fund	Time Served	During Past 5 Years	Complex	Complex

Interested Trustee
Timothy E. Johnson (61) 3777 West Fork Rd. Cincinnati, OH 45247	President and Trustee	Since 1992	President and a Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	8	Director, Kendle International, Inc.

Independent Trustees
John W. Craig (69) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 1992	Retired Director of Corporate Affairs, R.A. Jones and Company Inc.	8	None

Ronald H. McSwain (61) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P & R Realty, a real-estate development partnership,	8	None
			since 1984

Kenneth S. Shull (74) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 1992	Retired plant engineer at The Procter and Gamble Company	8	None

Officers
Dale H. Coates (45) 3777 West Fork Rd. Cincinnati, OH 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	8	None

Richard T. Miller (57) 3777 West Fork Rd. Cincinnati, OH 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	8	None

Marc E. Figgins (39) 3777 West Fork Rd. Cincinnati, OH 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc. since July 2001, Director of BISYS Fund Services from January 2001 to July 2001, Mutual Funds Manager for McDonald Investments from	8	None
			1991 to 2000

David C. Tedford (50) 3777 West Fork Rd. Cincinnati, OH 45247	Secretary	Since 1992	Vice President of Operations of the Trust’s Adviser	8	None

Trustees and Officers

Timothy E. Johnson	Trustee, President
John W. Craig	Independent Trustee
Ronald H. McSwain	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Richard T. Miller	Vice President
David C. Tedford	Secretary
Marc E. Figgins	CFO, Treasurer

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian
The Provident Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Auditors
McCurdy & Associates CPA’s, Inc.
27955 Clemens Road
Westlake, Ohio 44145

Legal Counsel
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)      As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

A copy of registrant’s code of ethics will be provided to any person without charge, upon request. Please send requests to:

Johnson Mutual Funds 3777 West Fork Road Cincinnati, Ohio 45247

513-661-3100 1-800-541-0170

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2001	$46,936.00

FY 2002	$48,758.00

(b)	Audit-Related Fees – Not applicable.

(c)	Tax Fees

FY 2001	$1,325.00

FY 2002	$1,240.00

(d)	All Other Fees

	Registrant	Adviser

FY 2001	$977.00	$0

FY 2002	$1,675.00	$895.00

Nature of the fees: The auditor reviewed, for Johnson Mutual Funds the Semi-Annual report prior to filing with the SEC. The auditor reviewed, for Johnson Investment Counsel, Inc. the safe deposit box and discretionary accounts of the adviser.

(e)	(1) Audit Committee’s Pre-Approval Policies

Beginning with non-audit service contracts entered into on or after August 17, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant		[Adviser]

Audit-Related Fees:	100%	%	n/a___%

Tax Fees:	100%	%	n/a___%

All Other Fees:	100%	%	n/a*___%

* The requirement that these services be preapproved was not effective at the time the services were provided.

(f)      During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2001	$2,302.00	$0

FY 2002	$2,915.00	$895.00

(h)      not applicable

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a)      Based on an evaluation of the registrant’s disclosure controls and procedures as of 3/1/2004 update, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)      There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Annual reports only: Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Registrant may file the Code of Ethics, or state in the annual report that 1) the Code is available on website (give address) or 2) state that the Code is available on request without charge, and explain how to request a copy. This Exhibit is named “EX-99.CODE ETH” for EDGAR filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). This Exhibit is named “EX-99.CERT” for EDGAR filing.

(b) Provide the 906 Certification as required by Rule 30a-2(b). This Exhibit is named “EX-99.906CERT” for EDGAR filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Johnson Mutual Funds Trust
By	(Signature and Title)
/s/ Timothy E. Johnson Timothy E. Johnson, President

Date	3/4/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)
/s/ Timothy E. Johnson Timothy E. Johnson, President

Date	3/4/04

By	(Signature and Title)
/s/ Marc E. Figgins Marc E. Figgins, Treasurer

Date	3/4/04

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